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Exhibit 32.1

CERTIFICATION
of
Joseph L. Billhimer
President and Chief Operating Officer

        I, Joseph L. Billhimer, President and Chief Operating Officer of MTR Gaming Group, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  1.
  Amendment No. 1 to the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2013 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  2.
  The information contained in the Periodic Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2014

/s/ JOSEPH L. BILLHIMER Joseph L. Billhimer President, Chief Operating Officer

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  Exhibit 32.1
CERTIFICATION of Joseph L. Billhimer President and Chief Operating Officer